UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 18, 2004

ENPATH MEDICAL, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	0-19467	41-1533300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15301 Highway 55 West Plymouth, MN	55447
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (763) 559-2613

Former Name of Registrant: Medamicus, Inc.

Items 1-6, and 8-11 are not applicable and therefore omitted.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

The following are filed or furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release dated February 18, 2004, reporting results for the quarter and year ended December 31, 2003.
99.2	Statement of James D. Hartman, Chief Executive Officer of Enpath Medical, Inc., in connection with February 18, 2004 Enpath Medical, Inc. conference call.
99.3	Consolidated Statement of Operations for three months ended December 31, 2003 and December 31, 2002.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 18, 2004, Enpath Medical, Inc. (the “Company”) issued a press release regarding its results of operations for the quarter and year ended December 31, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The Company also furnishes with this Form 8-K, the statement of James D. Hartman, the Company’s Chief Executive Officer, to be issued in connection with the February 18, 2004 Enpath Medical, Inc. conference call reporting the results of operations for the quarter and year ended December 31, 2003.

The information provided pursuant to Item 12 of this Form 8-K is being furnished and is not deemed “filed” for purposes of Section 18 of the Securities Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENPATH MEDICAL, INC.

Dated: February 18, 2004	By:	/s/ James D. Hartman
James D. Hartman
Chief Executive Officer